                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
    -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
            December 31, 2003, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                 333-104580-03                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POPULAR ABS, INC.



                                           By: /s/ James H. Jenkins
                                               --------------------------------
                                               James H. Jenkins,
                                               Executive Vice President and CFO





Dated: January 5, 2005







                                       3
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                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                          DECEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL           PRIOR                                                                                    ENDING
                FACE            PRINCIPAL                                                      REALIZED     DEFERRED     PRINCIPAL
CLASS          VALUE             BALANCE          PRINCIPAL      INTEREST         TOTAL          LOSES      INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
AF1        205,000,000.00     88,761,285.07    22,580,949.15     178,063.67   22,759,012.82      0.00        0.00      66,180,335.92
AF2         91,000,000.00     91,000,000.00             0.00     188,064.20      188,064.20      0.00        0.00      91,000,000.00
AF3         82,000,000.00     82,000,000.00             0.00     208,603.14      208,603.14      0.00        0.00      82,000,000.00
AF4         55,500,000.00     55,500,000.00             0.00     191,546.71      191,546.71      0.00        0.00      55,500,000.00
AF5         30,350,000.00     30,350,000.00             0.00     129,186.63      129,186.63      0.00        0.00      30,350,000.00
AF6         30,000,000.00     30,000,000.00             0.00     105,081.25      105,081.25      0.00        0.00      30,000,000.00
AV1        124,300,000.00     90,561,992.12     6,180,420.16     193,368.79    6,373,788.95      0.00        0.00      84,381,571.96
AV2        124,350,000.00     88,126,871.51     3,716,078.79     188,169.29    3,904,248.08      0.00        0.00      84,410,792.72
M1          58,500,000.00     58,500,000.00             0.00     230,004.23      230,004.23      0.00        0.00      58,500,000.00
M2          49,500,000.00     49,500,000.00             0.00     210,905.94      210,905.94      0.00        0.00      49,500,000.00
M3          13,500,000.00     13,500,000.00             0.00      59,150.37       59,150.37      0.00        0.00      13,500,000.00
M4          13,500,000.00     13,500,000.00             0.00      60,837.17       60,837.17      0.00        0.00      13,500,000.00
B1          11,250,000.00     11,250,000.00             0.00      36,125.44       36,125.44      0.00        0.00      11,250,000.00
B2          11,250,000.00     11,250,000.00             0.00      42,903.87       42,903.87      0.00        0.00      11,250,000.00
R                    0.00              0.00             0.00           0.00            0.00      0.00        0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS     900,000,000.00    713,800,148.70    32,477,448.10   2,022,010.70   34,499,458.80      0.00        0.00     681,322,700.60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
X          900,000,000.00    741,210,922.82             0.00      92,834.08       92,834.08      0.00        0.00     710,912,314.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------- ----------------------
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                 PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------- ----------------------
                                                                                                                           CURRENT
                            BEGINNING                                                           ENDING                    PASS THRU
CLASS         CUSIP         PRINCIPAL         PRINCIPAL        INTEREST        TOTAL           PRINCIPAL        CLASS        RATE
------------------------------------------------------------------------------------------------------------- ----------------------
AF1         294751DM1       432.98187839    110.15097146      0.86860327    111.01957473      322.83090693       AF1       2.330630%
AF2         294751DN9     1,000.00000000      0.00000000      2.06663956      2.06663956    1,000.00000000       AF2       2.481000%
AF3         294751DP4     1,000.00000000      0.00000000      2.54394073      2.54394073    1,000.00000000       AF3       3.054000%
AF4         294751DQ2     1,000.00000000      0.00000000      3.45129207      3.45129207    1,000.00000000       AF4       4.145000%
AF5         294751DR0     1,000.00000000      0.00000000      4.25656112      4.25656112    1,000.00000000       AF5       5.110000%
AF6         294751DS8     1,000.00000000      0.00000000      3.50270833      3.50270833    1,000.00000000       AF6       4.205000%
AV1         294751DT6       728.57596235     49.72180338      1.55566203     51.27746541      678.85415897       AV1       2.480630%
AV2         294751DU3       708.70021319     29.88402726      1.51322308     31.39725034      678.81618593       AV2       2.480630%
M1          294751DV1     1,000.00000000      0.00000000      3.93169624      3.93169624    1,000.00000000       M1        4.720000%
M2          294751DW9     1,000.00000000      0.00000000      4.26072606      4.26072606    1,000.00000000       M2        5.115000%
M3          294751DX7     1,000.00000000      0.00000000      4.38150889      4.38150889    1,000.00000000       M3        5.260000%
M4          294751DY5     1,000.00000000      0.00000000      4.50645704      4.50645704    1,000.00000000       M4        5.410000%
B1          294751DZ2     1,000.00000000      0.00000000      3.21115022      3.21115022    1,000.00000000       B1        3.730630%
B2          294751EA6     1,000.00000000      0.00000000      3.81367733      3.81367733    1,000.00000000       B2        4.430630%
------------------------------------------------------------------------------------------------------------- ----------------------
TOTALS                      793.11127633     36.08605344      2.24667856     38.33273200      757.02522289
------------------------------------------------------------------------------------------------------------- ----------------------

------------------------------------------------------------------------------------------------------------- ----------------------
X           N/A             823.56769202      0.00000000      0.10314898      0.10314898      789.90257163       X         0.150296%
------------------------------------------------------------------------------------------------------------- ----------------------


             IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                            RYAN VAUGHN
                                     JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                      4 NEW YORK PLAZA FLR 6,
                                                      New York, New York 10004
                                                        Tel: (212) 623-4484
                                                        Fax: (212) 623-5930
                                                 Email: Ryan.M.Vaughn@JPMorgan.com

[Graphic Appears Here] JPMorgan                                      COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
------------------------------------------------------------------------------------------------------------------------------------
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                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                  595,584.73
                         Group I Curtailments                          42,437.61
                         Group I Prepayments                       20,428,021.16
                         Group I Repurchases                                0.00
                         Group I Liquidation Proceeds                       0.00

                         Group II-A Scheduled Principal                81,541.43
                         Group II-A Curtailments                        6,187.40
                         Group II-A Prepayments                     5,678,060.69
                         Group II-A Repurchases                             0.00
                         Group II-A Liquidation Proceeds                    0.00

                         Group II-B Scheduled Principal                82,061.44
                         Group II-B Curtailments                        4,711.76
                         Group II-B Prepayments                     3,380,002.13
                         Group II-B Repurchases                             0.00
                         Group II-B Liquidation Proceeds                    0.00

                         Extra Principal Distribution Amount        2,178,839.75

Sec. 4.03(a)(ii)    Interest Distribution Amounts

                         Interest Distribution - AF-1                 178,063.67
                         Unpaid Interest - AF-1                             0.00
                         Remaining Unpaid Interest - AF-1                   0.00

                         Interest Distribution - AF-2                 188,064.20
                         Unpaid Interest - AF-2                             0.00
                         Remaining Unpaid Interest - AF-2                   0.00

                         Interest Distribution - AF-3                 208,603.14
                         Unpaid Interest - AF-3                             0.00
                         Remaining Unpaid Interest - AF-3                   0.00

                         Interest Distribution - AF-4                 191,546.71
                         Unpaid Interest - AF-4                             0.00
                         Remaining Unpaid Interest - AF-4                   0.00

                         Interest Distribution - AF-5                 129,186.63
                         Unpaid Interest - AF-5                             0.00
                         Remaining Unpaid Interest - AF-5                   0.00

                         Interest Distribution - AF-6                 105,081.25
                         Unpaid Interest - AF-6                             0.00
                         Remaining Unpaid Interest - AF-6                   0.00

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                         Interest Distribution - AV-1                 193,368.79
                         Unpaid Interest - AV-1                             0.00
                         Remaining Unpaid Interest - AV-1                   0.00

                         Interest Distribution - AV-2                 188,169.29
                         Unpaid Interest - AV-2                             0.00
                         Remaining Unpaid Interest - AV-2                   0.00

                         Interest Distribution - M-1                  230,004.23
                         Unpaid Interest - M-1                              0.00
                         Remaining Unpaid Interest - M-1                    0.00

                         Interest Distribution - M-2                  210,905.94
                         Unpaid Interest - M-2                              0.00
                         Remaining Unpaid Interest - M-2                    0.00

                         Interest Distribution - M-3                   59,150.37
                         Unpaid Interest - M-3                              0.00
                         Remaining Unpaid Interest - M-3                    0.00

                         Interest Distribution - M-4                   60,837.17
                         Unpaid Interest - M-4                              0.00
                         Remaining Unpaid Interest - M-4                    0.00

                         Interest Distribution - B-1                   36,125.44
                         Unpaid Interest - B-1                              0.00
                         Remaining Unpaid Interest - B-1                    0.00

                         Interest Distribution - B-2                   42,903.87
                         Unpaid Interest - B-2                              0.00
                         Remaining Unpaid Interest - B-2                    0.00

                         Interest Reductions
                         Net Prepayment Interest Shortfalls                 0.00
                         Relief Act Reductions                            921.69

                         Class AF-1 Interest Reduction                     74.14
                         Class AF-2 Interest Reduction                     78.30
                         Class AF-3 Interest Reduction                     86.86
                         Class AF-5 Interest Reduction                     53.79
                         Class AF-4 Interest Reduction                    159.54
                         Class AF-6 Interest Reduction                     43.75
                         Class AV-1 Interest Reduction                     80.51
                         Class AV-2 Interest Reduction                     78.35
                         Class M-1 Interest Reduction                      95.77
                         Class M-2 Interest Reduction                      87.81
                         Class M-3 Interest Reduction                      24.63
                         Class M-4 Interest Reduction                      25.33
                         Class B-1 Interest Reduction                      15.04
                         Class B-2 Interest Reduction                      17.86

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

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                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                            DECEMBER 27, 2004
--------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(iii)   Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                       0.00
                         Class AF-2 Available Funds Shortfall                                       0.00
                         Class AF-3 Available Funds Shortfall                                       0.00
                         Class AF-4 Available Funds Shortfall                                       0.00
                         Class AF-5 Available Funds Shortfall                                       0.00
                         Class AF-6 Available Funds Shortfall                                       0.00
                         Class AV-1 Available Funds Shortfall                                       0.00
                         Class AV-2 Available Funds Shortfall                                       0.00
                         Class M-1 Available Funds Shortfall                                        0.00
                         Class M-2 Available Funds Shortfall                                        0.00
                         Class M-3 Available Funds Shortfall                                        0.00
                         Class M-4 Available Funds Shortfall                                        0.00
                         Class B-1 Available Funds Shortfall                                        0.00
                         Class B-2 Available Funds Shortfall                                        0.00

Sec. 4.03(a)(v)     Pool Principal Balances

                         Group I Beginning Pool Balance                                   552,252,348.60
                         Group I Ending Pool Balance                                      531,186,305.10
                         Group II-A Beginning Pool Balance                                 95,356,921.43
                         Group II-A Ending Pool Balance                                    89,591,131.91
                         Group II-B Beginning Pool Balance                                 93,601,652.79
                         Group II-B Ending Pool Balance                                    90,134,877.46
                         Total Beginning Pool Balance                                     741,210,922.82
                         Total Ending Pool Balance                                        710,912,314.47

Sec. 4.03(a)(vi)    Servicing Fee

                         Group I Servicing Fee                                                230,105.15
                         Group II-A Servicing Fee                                              39,732.05
                         Group II-B Servicing Fee                                              39,000.69

Sec. 4.03(a)(viii)  Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution              0.00
                         Group I Recouped Advances Included in Current Distribution            55,078.59
                         Group I Recouped Advances From Liquidations                                0.00
                         Group I Aggregate Amount of Advances Outstanding                      79,556.82

                         Group II-A Delinquency Advances Included in Current Distribution           0.00
                         Group II-A Recouped Advances Included in Current Distribution         24,990.42
                         Group II-A Recouped Advances From Liquidations                             0.00
                         Group II-A Aggregate Amount of Advances Outstanding                    9,879.26

                         Group II-B Delinquency Advances Included in Current Distribution           0.00
                         Group II-B Recouped Advances Included in Current Distribution              0.00
                         Group II-B Recouped Advances From Liquidations                             0.00
                         Group II-B Aggregate Amount of Advances Outstanding                        0.00

[Graphic Appears Here] JPMorgan           COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix)A    Group I,Group II-A, and Group II-B Loans Delinquent

                         -------------------------------------------------------
                                                 Group 1
                         -------------------------------------------------------
                          Period       Number    Principal Balance    Percentage
                         -------------------------------------------------------
                         0-30 days      412          52,088,206.12         9.81%
                         31-60 days      70           9,775,971.32         1.84%
                         61-90 days      16           1,885,434.53         0.35%
                         91+days         22           2,292,575.82         0.43%
                         Total          520          66,042,187.79        12.43%
                         -------------------------------------------------------
                                                 Group 2
                         -------------------------------------------------------
                          Period       Number    Principal Balance    Percentage
                         -------------------------------------------------------
                         0-30 days       58           7,396,735.12         8.26%
                         31-60 days      13           1,492,419.15         1.67%
                         61-90 days       9             961,982.42         1.07%
                         91+days          8           1,105,952.34         1.23%
                         Total           88          10,957,089.03        12.23%
                         -------------------------------------------------------
                                                 Group 3
                         -------------------------------------------------------
                          Period       Number    Principal Balance    Percentage
                         -------------------------------------------------------
                         0-30 days       46           5,711,258.86         6.34%
                         31-60 days      11             987,946.83         1.10%
                         61-90 days       4             452,255.07         0.50%
                         91+days          3             348,264.63         0.39%
                          Total          64           7,499,725.39         8.33%

Sec. 4.03(a)(ix)B        Group I,Group II-A, and Group II-B Loans in Foreclosure

                             ---------------------------------------------------
                                                       Group 1
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                    40            4,733,385.48             0.89%
                             ---------------------------------------------------

                             ---------------------------------------------------
                                                    Group 2
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                     9            1,016,122.28             1.13%
                             ---------------------------------------------------

                             ---------------------------------------------------
                                                     Group 3
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                    13            1,478,674.24             1.64%
                             ---------------------------------------------------

Sec. 4.03(a)(x),(xi)     Group I,Group II-A, and Group II-B Loans in REO

[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------
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                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                            DECEMBER 27, 2004
--------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------
                                                       Group 1
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                     1               77,499.77             0.01%
                             ---------------------------------------------------
                             ---------------------------------------------------
                                                       Group 2
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                     1               76,312.65             0.09%
                             ---------------------------------------------------
                             ---------------------------------------------------
                                                       Group 3
                             ---------------------------------------------------
                                Number        Principal Balance       Percentage
                             ---------------------------------------------------
                                     0                    0.00             0.00%
                             ---------------------------------------------------

                         Market Value of Group I REO Loans                                     60,000.00
                         Market Value of Group II-A REO Loans                                  75,000.00
                         Market Value of Group II-B REO Loans                                       0.00

Sec. 4.03(a)(xii)   Aggregate Stated Principal Balance of the Three Largest Loans

                         Group I Three Largest Loans                                        1,465,215.62
                         Group II-A Three Largest Loans                                       969,826.17
                         Group II-B Three Largest Loans                                     1,395,039.35

Sec. 4.03(a)(xiii)  Net WAC Cap Carryover

                         Class AF-1 Net WAC Cap Carryover Amounts Due                               0.00
                         Class AF-1 Net WAC Cap Carryover Amounts Paid                              0.00
                         Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                     0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Due                               0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Paid                              0.00
                         Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                     0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Due                               0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Paid                              0.00
                         Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                     0.00
                         Class B-1 Net WAC Cap Carryover Amounts Due                                0.00
                         Class B-1 Net WAC Cap Carryover Amounts Paid                               0.00
                         Class B-1 Net WAC Cap Carryover Remaining Amounts Due                      0.00
                         Class B-2 Net WAC Cap Carryover Amounts Due                                0.00
                         Class B-2 Net WAC Cap Carryover Amounts Paid                               0.00
                         Class B-2 Net WAC Cap Carryover Remaining Amounts Due                      0.00

Sec. 4.03(a)(xiv)   Aggregate Principal Balance of Balloon Loans
                    with Original Terms <= 36 Months and 60+ Contractually Past Due

                         Group I Aggregate Principal Balance of Balloon Loans                       0.00
                         Group II-A Aggregate Principal Balance of Balloon Loans                    0.00
                         Group II-B Aggregate Principal Balance of Balloon Loans                    0.00

Sec. 4.03(a)(xv),(xxii) Realized Losses

                         Group I Current Period Realized Losses                                     0.00
                         Group I Cumulative Realized Losses                                         0.00

[Graphic Appears Here] JPMorgan          COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------------------------------
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                                                                                             Page 7 of 8

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                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                            DECEMBER 27, 2004
--------------------------------------------------------------------------------------------------------
                         Group II-A Current Period Realized Losses                                  0.00
                         Group II-A Cumulative Realized Losses                                      0.00
                         Group II-B Current Period Realized Losses                                  0.00
                         Group II-B Cumulative Realized Losses                                      0.00

Sec. 4.03(a)(xvi)   Reserve Fund

                         Beginning Balance of Reserve Fund                                          0.00
                         Funds Withdrawn From Reserve Fund For Distribution                    92,821.52
                         Funds Deposited to Reserve Fund                                       92,821.52
                         Ending Balance of Reserve Fund                                             0.00

                         Yield Maintenance Payment for Class AF1                                    0.00
                         Yield Maintenance Payment for Class AV1                               46,408.05
                         Yield Maintenance Payment for Class AV2                               46,413.47

Sec. 4.03(a)(xvii)  Number of Loans Repurchased

                         Group I Number of Loans Repurchased                                        0.00
                         Group II-A Number of Loans Repurchased                                     0.00
                         Group II-B Number of Loans Repurchased                                     0.00


[Graphic Appears Here] JPMorgan          COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------------------------------
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                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                            DECEMBER 27, 2004
---------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                         Group I Weighted Average Mortgage Rate                                           7.36%
                         Group II-A Weighted Average Mortgage Rate                                        7.27%
                         Group II-B Weighted Average Mortgage Rate                                        7.15%

Sec. 4.03(a)(xix)   Weighted Average Remaining Term of Outstanding Loans

                         Group I Weighted Average Remaining Term                                         322.00
                         Group II-A Weighted Average Remaining Term                                      348.00
                         Group II-B  Weighted Average Remaining Term                                     348.00

Sec. 4.03(a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                         Overcollateralization Amount                                             29,589,613.87
                         Overcollateralization Target Amount                                      39,150,000.00
                         Overcollateralization Release Amount                                              0.00
                         Overcollateralization Deficiency Amount                                   9,560,386.13

Sec. 4.03(a)(xxiv)  Trigger Events

                         Has a Trigger Event Occurred and is continuing?                                     NO
                         Cumulative Realized Losses as a percentage of the Original Pool Balance          0.00%
                         Senior Enhancement Percentage                                                   22.15%
                         Senior Specified Enhancement Percentage                                         43.70%

Sec. 4.03(a)(xxv)   60+ Day Delinquent Loans

                         60+ Day Delinquent Loans as a percentage of the current Pool Balance             2.03%

Sec. 4.03(a)(xxvi)  Amount of Funds Collected by Trustee under Yield Maintenance Agreement            92,821.52

Sec. 4.03(a)(xxvii) Pre-Funded Amount                                                                     0.00







[Graphic Appears Here] JPMorgan                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------
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